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                                                                   EXHIBIT 10.14

                             OFFICE LEASE AGREEMENT
                           OFFICE ALPHA-DALLAS, TEXAS

     THIS AGREEMENT OF LEASE made at Dallas County, this 26th day of August 1996, by and between CLEVE TRUST REALTY INVESTORS, a Massachusetts business trust, (hereafter the "LESSOR") and EDIFY CORPORATION (hereafter the "LESSEE").

                                   AGREEMENT:

                         ARTICLE 1 - PREMISES AND TERMS

In consideration of the rents, covenants and agreement herein contained, the LESSOR hereby lets and leases unto the LESSEE, Suite 310, containing approximately 4,233 square feet of rentable area, hereinafter referred to as PREMISES being more particularly described herein by the attached Exhibit "A", in the building known as OFFICE ALPHA, hereinafter referred to as BUILDING, located at 13140 Coit Road, in the City of Dallas, for a term of four (4) years and zero (0) months, beginning on the first day of October, 1996 and ending on the last day of September, 2000, unless sooner terminated as hereinafter provided.

                          ARTICLE 2 - ANNUAL BASE RENT

Section 2.1 The LESSEE covenants and agrees to pay to the LESSOR as Annual Base Rent for said PREMISES, without demand or notice, the sum of SEE ADDENDUM Dollars ($ SEE ADDENDUM) per year throughout the term of this LEASE in equal monthly installments of SEE ADDENDUM Dollars ($ SEE ADDENDUM), without deduction or set-off, payable in legal tender of the United States of America in advance on the first day of each and every calendar month during the said term, at 2001 Crocker Road, Suite 400, Westlake, Ohio, 44145, or such other place as the LESSOR may designate in writing. The amount of such Annual Base Rent shall be subject to adjustment from time to time in accordance with ARTICLE 5 hereinafter. LESSEE agrees to pay a "late charge" equal to five percent (5%) of the monthly rental installment as herein provided when any installment of rental is paid more than ten (10) days after the due date thereof. It is hereby understood that this charge is for extra expenses incurred by the LESSOR and shall not be considered interest.

                          ARTICLE 3 - SECURITY DEPOSIT

The LESSEE agrees to deposit with LESSOR upon the execution of this LEASE the sum Four Thousand Three Hundred Seventy Four and no/100 Dollars ($4,374.00) to be held without interest to secure the faithful performance of all the ARTICLES and Sections of this LEASE, and if the same has been faithfully performed, said deposit shall be refunded at the expiration of this LEASE, otherwise such deposit shall be retained by the LESSOR and applied against all damages suffered by LESSOR, and the balance, if any, shall be returned to LESSEE.

                                ARTICLE 4 - USE

The PREMISES are to be occupied and used only for the following purpose: general office, and for no other purpose. LESSEE shall not occupy or use the PREMISES for any unlawful purpose or any purpose which would violate the BUILDING'S Certificate of Occupancy, violate any provision of this LEASE, or impair the appearance, character, or reputation of the BUILDING, or BUILDING's services. LESSEE shall not use any portion of the PREMISES for preparation or serving of food or beverage. Further, LESSEE shall fully comply with the terms and conditions of any permit or license required of the LESSEE by law or ordinance.

                         ARTICLE 5 - RENTAL ADJUSTMENT

LESSEE shall pay, as monthly rent hereunder, in addition to the Annual Base Rent provided in ARTICLE 2 hereof, the sums provided in the "rent escalation rider" attached hereto as Exhibit "B" and incorporated herein by this reference. LESSEE shall be advised of any change, from time to time, in rent escalation payments required hereunder by written notice from LESSOR, which shall include information in such detail as LESSOR may reasonably determine to be necessary in support of such change. LESSEE shall have 30 days after the receipt of any such notice to protest in writing the change indicated therein; but notwithstanding any such protest, all rent escalation payments falling due after service of such notice shall be made in accordance with such notice until the protest has been resolved, whereupon any necessary adjustment shall be made between LESSOR and LESSEE.

                      ARTICLE 6 - CONSTRUCTION OF PREMISES

Section 6.1 - LESSEE'S FLOOR PLAN. The LESSOR agrees that the PREMISES shall be constructed substantially in accordance with the LESSEE's Floor Plan, as noted within Exhibit "A".

Section 6.2 - WORK LETTER. The LESSOR agrees that the materials used in the construction of the PREMISES shall be substantially in accordance with the Work Letter set forth in Exhibit "C", attached hereto and made a part of this LEASE. Should the LESSEE request additional work involving labor and/or materials or other changes in variance with the Work Letter for the PREMISES, they shall be set forth in Exhibit "D", entitled Special Specifications, attached hereto and made a part of this LEASE. The LESSOR shall prepare an estimate of the cost of the Special Specifications and the LESSEE shall give written approval within five (5) days of receipt thereof. The LESSOR shall bill LESSEE for all such work, and the LESSEE shall pay LESSOR fifty percent (50%) of the cost of the Special Specifications at the time of commencement of work, and the balance the time of completion of the work, upon receipt of a statement therefore.


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Section 6.3 - DELAYS. Any delay in the construction of PREMISES resulting from
LESSEE's acts or omissions, which result in an increase in the costs of performing such work, shall be charged to and paid by the LESSEE.

                             ARTICLE 7 - POSSESSION

Section 7.1 - DELAY IN POSSESSION. If LESSOR shall be unable to deliver possession of said PREMISES on the date of the commencement of the term hereby created because of the holding over of any tenant, or tenants, or for any other cause beyond LESSOR's reasonable control, then the rent reserved shall not commence until the date possession of said PREMISES is available to LESSEE, and LESSEE agrees to accept such allowance and abatement of rent as liquidated damages, in full satisfaction for the failure of LESSOR so to deliver possession on said date of commencement, and to the exclusion of all claims and rights which LESSEE might otherwise have by reason of delivery of possession not being made on said date; and no failure so to deliver possession on said date shall in any event extend, or be deemed to extend, the term of this LEASE. Unfinished extra work, if any, undertaken by LESSOR for LESSEE shall not be considered in determining the date when possession is available to LESSEE.

Section 7.2 - SUBSTANTIAL COMPLETION. If LESSOR is unable to give possession of the PREMISES to LESSEE on the date for the commencement of the term hereof by reason of the fact that LESSOR has not substantially completed any space preparation work in said PREMISES pursuant to LESSOR's "Work Letter" signed on behalf of LESSOR AND LESSEE (which said "Work Letter" is made a part hereof by reference), and if the delay in completion of such work has not been caused by LESSEE's failure to submit its plans and specifications to LESSOR on or before the time called for in said Work Letter, or caused by other act or failure to act by LESSEE, then the term of this LEASE shall commence on the date of certification by LESSOR's AGENT that such work has been substantially completed. If such date shall be other than the first day of a calendar month, the rent for such month shall be prorated on a per diem basis. No failure to deliver possession on the scheduled date for the commencement of the term shall extend, or be deemed to extend the term of this LEASE. Notwithstanding anything contained herein to the contrary, Lessor shall use all reasonable good faith efforts to substantially complete the space preparation work within sixty (60) days from the commencement of such work. In the event the space preparation work is not substantially completed, save and except for "punchlist" items, within the sixty (60) day period, Lessee may elect to terminate this Lease and Lessor shall thereafter return to Lessee any sums paid in advance. If this Lease is rescinded and terminated, then neither Lessor or Lessee shall have any claim against the other.

Section 7.3 - ACCESS PRIOR TO COMMENCEMENT DATE. In the event the LESSEE shall occupy the PREMISES or portion thereof, with the LESSOR's written consent, prior to the commencement of this LEASE term, all of the ARTICLES and Sections of this LEASE shall be in full force and effect as soon as the LESSEE occupies the PREMISES except the term shall not commence until the date provided in
ARTICLE 1, and the monthly rental shall be due and payable by LESSEE on the earlier of the commencement date of this LEASE or the first date of occupancy by LESSEE.

Section 7.4 - ACCEPTANCE. The taking of possession of the PREMISES by the LESSEE shall be conclusive evidence of acceptance thereof.

                         ARTICLE 8 - BUILDING SERVICES

Section 8.1. Provided LESSEE is not in default under any of the covenants and agreements of this LEASE, LESSOR shall furnish LESSEE the following services:

a) cleaning, janitor and window washing services standard for the BUILDING (LESSEE shall not engage or provide cleaning, janitor, window washing or maintenance services without LESSOR's prior written consent, and if consent is given, such services shall always be subject to supervision by LESSOR, and at LESSEE's sole responsibility and expense);

b) heat and air conditioning during business hours as defined in ARTICLE 8.1(g). Should the LESSEE require special heating or air conditioning equipment for restrooms, conference rooms, computer rooms or other areas where the heat release is greater than in normal office space, the additional costs shall be charged to, and paid by, the LESSEE.

c) water in reasonable amounts for drinking, lavatory and toilet purposes only;

d) passenger and freight elevator service, during business hours; freight elevator service at other times shall be optional with LESSOR and when so provided shall never be deemed a continuing obligation of LESSOR;

e) electricity for normal business usage. All additional costs including but not limited to heating and/or air conditioning, resulting from LESSEE's installation of computers or like equipment, shall be paid by LESSEE. LESSEE shall not install any equipment which uses a substantial amount of electricity without the prior express written consent of LESSOR. LESSEE shall ascertain from LESSOR the maximum amount of electrical current which can be safely used in the PREMISES. LESSOR's consent to the installation of electrical current which can be safely used in the PREMISES. LESSOR's consent to the installation of electrical equipment shall not relieve LESSEE from the obligation not to use more electricity than the safe capacity.

f) If LESSEE shall request air conditioning service at other than during business hours, LESSOR shall use its best efforts to supply such special service provided that:

          (i) LESSEE's request therefor shall be received by LESSOR not later than 2:00 p.m. of the day on which any service is requested after hours, or not later than 4:00 p.m. of the day preceding the day on which any service is requested before hours; and


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          (ii)  LESSEE shall pay to LESSOR as additional rent within ten (10)
days after rendering of a statement therefor the cost of such service.

g) the term "business hours" as used in this Section shall mean Monday to Friday, inclusive from 8:00 a.m. to 6:00 p.m. but excluding all days observed by the Federal or State governments as legal holidays.

LESSOR and LESSEE agree that:

          (i) LESSEE at all times shall cooperate fully with LESSOR with respect to, and shall observe all regulations which LESSOR may from time to time establish for, the proper functioning, protection and control of LESSOR'S air conditioning and heating equipment;

          (ii) LESSOR, through LESSOR's agents and employees, at all reasonable times shall have the right to enter said PREMISES and to have free access to said equipment and components thereof located on said PREMISES for the purpose of the repair, maintenance and preservation of the same;

          (iii) LESSEE will not damage or abuse said equipment nor permit the same to be done; and

          (iv) neither LESSEE nor LESSEE's agents, employees or invitees shall tamper with, or otherwise in any manner adversely affect, the mechanical or electrical components of said equipment, and any damage to the same caused by the willful or negligent act or acts of LESSEE or LESSEE's agents, employees or invitees shall be paid for by LESSEE promptly upon receipt of a statement of the amount thereof.

Section 8.2. LESSOR while not warranting that any of the BUILDING services stipulated in this ARTICLE will be free from interruptions or suspensions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of LESSOR to procure such service, or to obtain fuel or supplies, or for other cause or causes beyond LESSOR's reasonable control, will nevertheless diligently attempt to make such repairs or renewals to BUILDING distribution lines and facilities as may be required to restore any such service so interrupted or suspended. An interruption or suspension of, or fluctuation in, any BUILDING service (resulting from any of said cause or causes) shall never be deemed an eviction or disturbance of LESSEE's use and possession of said PREMISES, or any part thereof, nor render LESSOR liable to LESSEE for damages, nor relieve LESSEE from performance of LESSEE's covenants and agreements hereunder. LESSOR shall also attempt to comply from time to time with all government regulations, proclamations, orders or requests in an effort to conserve energy.

                            ARTICLE 9 - ALTERATIONS

LESSEE shall not make any alterations, additions, improvements or other changes in or to said PREMISES or the BUILDING, or attach, affix or build therein any improvement or installation without LESSOR's prior written consent in each and every instance. Before any such work is done or any materials therefore are delivered on said PREMISES or into the BUILDING, LESSEE shall provide LESSOR with plans, specifications, names of contractors, copies of contracts and necessary permits; shall indemnify and hold harmless LESSOR against liens, costs, damages and expenses of all kinds; and shall submit to LESSOR's reasonable supervision of such work. All additions, installations, alterations, fixtures and improvements (temporary or permanent) in and upon said PREMISES, whether installed by LESSEE or LESSOR shall become LESSOR's property, and shall remain upon, and be surrendered with, said PREMISES without disturbance or injury upon the termination of this LEASE by lapse of time or otherwise, all without payment or credit to LESSEE. LESSEE shall have the right to place in said PREMISES, at such locations therein as LESSEE from time to time may determine, LESSEE's furniture, trade fixtures and standard business office machines and equipment, and such personal property shall be and remain the property of LESSEE, and, provided LESSEE is not in default hereunder, may be removed by LESSEE at any time during the LEASE term, upon its expiration, or upon its earlier termination in any manner, LESSEE, however, agreeing to repair at LESSEE's expense any damage to said PREMISES or the BUILDING caused by such removal.

                        ARTICLE 10 - REPAIR OF PREMISES

Section 10.1. LESSEE shall take good care of said PREMISES and the fixtures and improvements therein, and will use said PREMISES during the term of the LEASE for the purpose above specified and no other; will not illegally sell or store therein any spirituous, malt or various liquors, or any narcotic drugs; will not exhibit, sell or offer for sale on said PREMISES; will not make or permit any use of said PREMISES which, directly or indirectly, is forbidden by ordinance, statute or government regulation, or by any restrictions of record, or which may increase the premium cost of, or invalidate, any policy of insurance carried on the BUILDING or covering its operation, and will comply with the Rules and Regulations appearing at the end of his LEASE, which Rules and Regulations are made a part hereof by reference. LESSEE shall give immediate notice to LESSOR in case of fire or accident in said PREMISES or of any defects, damage or injury therein or in any fixtures or equipment.

Section 10.2. Unless otherwise expressly provided, LESSOR shall not be required to make any improvements, replacements or repairs of any kind or character to the PREMISES during the term of this LEASE except such repairs as are set forth in this section. LESSOR shall maintain only the roof, foundation, Building common areas (including, but not limited to, hallways, lobby areas, stairways and restrooms), parking areas, landscaped areas, exterior glass, and the structural soundness of the exterior walls (excluding all overhead doors, if any) of the BUILDING in good repair and condition except for reasonable wear and tear. LESSEE shall repair and pay for any damage caused by LESSEE's negligence or default. LESSEE shall immediately give written notice to LESSOR of the need for repairs, which repairs shall be made by LESSOR beginning no more than fifteen (15) days after written notice by LESSEE. LESSOR shall not be liable to LESSEE, except as expressly provided in this LEASE, for any repairs, alterations or additions made by LESSOR under this lease. LESSEE shall, at its
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maintain all other parts of the PREMISES and other improvements on the PREMISES in good repair and condition including all necessary replacements.

Section 10.3. All repairs required to be made as a result of LESSEE's misuse or neglect of said PREMISES or of damage to, or defacement of, the BUILDING or any part thereof, by reason of LESSEE's tenancy therein shall be made at LESSEE's expense.

Section 10.4. All requests for repairs or maintenance that are the responsibility of LESSOR pursuant to any provision of this LEASE must be made in writing to LESSOR at the address set forth in ARTICLE 2, or LESSOR's Management Office within the BUILDING, if any.


            ARTICLE 11 -- LESSEE COVENANTS TO COMPLY WITH GOVERNMENT

LESSEE, at the LESSEE's own cost and expense, shall comply with all requirements of law and all ordinances, regulations and rules of any Federal, State, Municipal or other public authority affecting the PREMISES, and with all requirements of any insurance underwriter of the LESSOR. Further, LESSEE shall fully comply with the terms and conditions of any permit or license required of LESSEE by law or ordinance.


                           ARTICLE 12 -- LESSEE WASTE

LESSEE covenants and agrees not to commit any waste in or upon any portion of the PREMISES during the term of this LEASE.


                    ARTICLE 13 -- LOSS OR DAMAGE TO PROPERTY

Section 13.1. All personal property belonging to LESSEE or to any other person located in or about said PREMISES or the BUILDING shall be there at the sole risk of LESSEE or such other person, and neither LESSOR nor LESSOR's agents or employees shall be liable for the theft of misappropriation thereof, nor for any damage or injury thereto, nor for death or injury of LESSEE or any other persons or damage to property caused by water, snow, frost, steam, heat, cold, dampness, falling plaster, explosions, sewers or sewerage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the BUILDING, or of any other person, or caused in any other manner whatsoever, unless the same shall proximately result from the sole negligence of LESSOR or LESSOR's agents, or employees. LESSEE will protect, indemnify and save harmless LESSOR from all losses, costs or damages sustained by reason of any act or other occurrence or failure to act causing death or injury to any person or damage to property whomsoever or whatsoever due directly or indirectly to the use or occupancy of said PREMISES or any part thereof by LESSEE, LESSEE's guests, invitees or agents, or due directly or indirectly to any breach or default on the part of the LESSEE in the performance of any covenant or agreement on the part of LESSEE to be performed, except losses, costs or damage proximately resulting from the sole negligence of LESSOR or LESSOR's agents or employees. LESSEE covenants, upon notice from LESSOR, to resist or defend, at LESSEE's expense, such action or proceeding by counsel reasonably satisfactory to LESSOR.

Section 13.2. If, because of any act or omission of LESSEE or anyone claiming by, through, or under LESSEE, any mechanic's lien or order for the payment of money shall be filed against the demised PREMISES or the BUILDING, or against LESSEE (whether or not such lien or order is valid or enforceable as such). LESSEE shall, at LESSEE's own cost and expense, cause the same to be canceled and discharged of record within fifteen (15) days after the date of filing thereof and shall also indemnify and save harmless LESSOR from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.


                     ARTICLE 14 -- SURRENDER AT END OF TERM

Section 14.1. SURRENDER AND REMOVAL. LESSEE shall not allow any damage to be committed on any portion of the PREMISES, and on or before the termination date of this LEASE, the LESSEE shall surrender the PREMISES in as good condition as when the LESSEE took possession, ordinary wear and tear, and loss by fire, other than fire caused by the negligence or omission of the LESSEE or its employees, agents or invitees, excepted (unless the waiver contained in ARTICLE 18 is effective). The LESSEE shall remove from the PREMISES all of its Movable Fixtures and make necessary repairs at its own cost and expense. The cost and expense of any repairs necessary to restore the condition of the PREMISES shall be borne by LESSEE, and if LESSOR undertakes to restore the PREMISES, it shall remain with the LESSOR and title to all Movable Fixtures shall at all times remain with the LESSEE, except that any Movable Fixtures remaining in the PREMISES after the end of the LEASE term or earlier termination as hereinafter provided, may at the LESSOR's option, be deemed abandoned and may either be retained by the LESSOR as his property or disposed of in such a manner as the LESSOR may deem fit. The LESSEE's obligations under this Section shall survive the end of the LEASE term.

Section 14.2. MOVABLE FIXTURES. Movable Fixtures shall mean LESSEE's trade fixtures and other personal property which were (a) furnished and installed at the sole expense of the LESSEE, (b) not covered by any credit or allowance granted by LESSOR to the LESSEE and (c) not affixed to the PREMISES.

Section 14.3. BUILDING IMPROVEMENTS. BUILDING improvements shall mean all fixtures, equipment, improvements, alterations, installations and appurtenances whether furnished by or at the expense of the LESSOR or the LESSEE, which are affixed to or built into the PREMISES (including without limitation thereof all electric, plumbing, heating and cooling equipment, elevator, fixtures and outlets, partitions, doors, stairs, paneling, molding, shelving, cork, vinyl composition tile, carpeting) excluding, however, any Movable Fixtures.


                            ARTICLE 15 -- HOLD OVER




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Should the LESSEE remain in possession of said PREMISES after the expiration of this LEASE, with or without the consent of the LESSOR, then, unless a new agreement in writing shall have been entered into between the parties hereto, the LESSEE shall be a LESSEE from month-to-month, subject to all the covenants and conditions of this LEASE, except that the rent shall be at 150% of the monthly rent provided, however, that such tenancy may be terminated by either party effective any day during such tenancy, by either party given written notice at least thirty (30) days prior to such effective date. Notwithstanding the foregoing, if the PREMISES are not surrendered at the end of the LEASE term, the LESSEE shall indemnify and hold harmless the LESSOR against and from any loss or liability resulting therefrom, including any claims made by any succeeding LESSEE founded upon such delay.

                          ARTICLE 16 - HEAVY EQUIPMENT

The LESSEE shall not move any safe, heavy equipment, freight, bulky matter or bulky fixtures into or out of the BUILDING, without the LESSOR's prior consent which shall not be unreasonably withheld.

               ARTICLE 17 - ASSIGNMENT, SUBLETTING, MODIFICATIONS

Section 17.1. LESSOR's NECESSARY CONSENT. The LESSEE covenants (a) not to assign or convey this LEASE or any interest under it; (b) not to allow any transfer hereof or any lien upon the LESSEE's interest by operation of law (c) not to sublet the PREMISES or any part thereof, or (d) not to permit the use or occupancy of the PREMISES or any part thereof by any other than the LESSEE, without, in each instance, obtaining the prior written consent of the LESSOR, any such assignment, sublease or permission without such written consent shall be void and at the option of LESSOR shall terminate this LEASE.

Section 17.2. ASSUMPTION AND NO RELEASE OF LIABILITY. Any consent by the LESSOR to any act of assignment, or subletting shall be held to apply only to the specific transaction thereby authorized. Such consent shall not be construed as a waiver of the duty of the LESSEE or the legal representatives or assigns of the LESSEE to obtain from the LESSOR consent to any other or subsequent assignment, or subletting or as modifying or limiting the rights of the LESSOR under the foregoing covenant by the LESSEE. Any violation for any provision of this LEASE, whether by act or omission, by any assignee, sub-tenant or occupant, also shall be deemed a violation of such provision by the LESSEE, it being the intention and meaning of the parties hereto that the LESSEE shall assume and be liable to the LESSOR for any and all acts and omissions of any and all assignees, sub-tenants and occupants. If this LEASE be assigned in accordance with the terms of this LEASE, the LESSOR may, and is hereby empowered to collect rent from the assignee. If the PREMISES or any part thereof be sublet or occupied by any person other than the LESSEE, the LESSOR may, in the event of the LESSEE's default, and is hereby empowered to, collect rent from the sub-tenant or occupant, in any event, the LESSOR may apply the net amount received by LESSOR from such assignee or sub-tenant or occupant to the rent herein reserved, and no such collection shall be deemed a waiver of the covenants herein against assignment and subletting or the acceptance of the assignee, sub-tenant or occupant as LESSEE, or a release of the LESSEE from the further performance of the covenants herein contained on the part of the LESSEE, or a release of the LESSEE from the further performance of the covenants herein contained on the part of the LESSEE.

Section 17.3. EFFECT OF MODIFICATIONS. The joint and several liability of the LESSEE and any immediate or remote successor in interest of the LESSEE, shall not be released, discharged or impaired in any respect by any agreement or stipulation made by the LESSOR or any grantee or assignee, by way of mortgage, or otherwise, of the LESSOR, or any such assignees extending the time of or modifying any of the obligations of this LEASE, or any waiver of the LESSOR's failure to enforce any of the obligation of this LEASE, which shall remain in full force and effect and the LESSEE shall continue liable hereunder.

Section 17.4. TAKE BACK AND FIRST REFUSAL. If the LESSEE intends to request LESSOR's consent to sublet the PREMISES, or to assign this LEASE, it shall make such request in written form to notify the LESSOR or such intention before offering the same to any party either directly or through any broker. In each such event, the LESSOR may, within fifteen (15) days of LESSEE's notice, elect to cancel this LEASE.

                             ARTICLE 18 - INSURANCE

Section 18.1. INCREASED COST OF CASUALTY INSURANCE. The LESSEE shall not do or permit to be done any act or thing upon the PREMISES which will invalidate or be in conflict with the provisions of the fire and extended coverage insurance policies covering the BUILDING or the property therein nor shall the LESSEE do or permit to be done any act or thing which will or might subject the LESSOR to any liability or responsibility for injury to any person or to any property by reason of any business or operation being carried on in the PREMISES. If by reason of the failure of the LESSEE to comply with this section, the rate of such insurance shall at any time be higher than it would otherwise have been, then the LESSEE shall reimburse the lessor, as additional rent, for that part of all premiums paid by the LESSOR which shall have been charged because of such failure or use by the LESSEE.

Section 18.2. WAIVER OF SUBROGATION. The LESSOR and the LESSEE hereby release each other from any and all liability or responsibility to the other, or anyone claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by fire or other casualty included in extended coverage, even if such fire or casualty shall have been caused by negligence of the other party, or anyone for whom such party may be responsible; provided, however, that his release shall apply only with respect to such loss or damage occurring during the time that the releasor's insurance shall contain a provision that such release shall not impair such coverage or prejudice the right of the releasor to recover thereunder. The LESSOR and the LESSEE each agree that each of their respective policies will include a waiver of subrogation provision so long as the same shall be obtainable without extra cost, or, if extra cost shall be charged therefor, provided the other party shall pay such extra cost. If extra cost shall be chargeable therefor, each party, at its election, may pay the same, but shall not be obligated to do so.

Section 18.3. LESSEE'S INSURANCE REQUIREMENTS. LESSEE shall carry, at its own expense during the term hereof,



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public liability and property damage insurance with a combined single limit of
$1,000,000.00 (or such higher amounts as LESSOR may hereafter reasonably require) covering injuries to persons or property in or about the PREMISES. Said insurance shall be written by A-XII rated companies satisfactory to LESSOR and LESSEE shall provide LESSOR with satisfactory evidence, if requested, of such insurance, and LESSEE shall obtain from its insurance carrier a waiver of subrogation against LESSOR. In the event LESSEE fails to obtain any insurance as provided in this LEASE, LESSOR may obtain any such insurance, and the cost thereof shall be paid by LESSEE as additional rent with the first payment of the rent which is due subsequent to LESSOR'S incurring such cost, and LESSOR shall have all remedies to collect the same as rent as in the LEASE provided, and/or as otherwise provided by law for the collection of rent. Such policy shall name LESSOR and others as may be designated by LESSOR as additional insured.

                       ARTICLE 19 - ESTOPPEL CERTIFICATE

LESSEE shall at any time and from time to time upon not less than ten (10) days prior written notice from LESSOR execute, acknowledge and deliver to LESSOR a statement in writing (i) certifying that this LEASE is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this LEASE, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to LESSEE'S knowledge, any uncured defaults on the part of LESSOR hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the PREMISES are a part. LESSEE'S failure to deliver such statement within such time shall be conclusive upon LESSEE (i) that this LEASE is in full force and effect, without modification except as may be represented by LESSOR, (ii) that there are no uncured defaults in LESSOR'S performance, and (iii) that not more than one month's rental has been paid in advance.

                           ARTICLE 20 - UNTENABILITY

If said PREMISES shall be partially damaged by fire or other casualty, the damage to said PREMISES shall be repaired by and at the expense of LESSOR and the rent until such repairs shall be made shall be abated on a per diem basis proportionate to the extent and for the period that said PREMISES are unfit for occupancy. LESSOR shall incur no liability on account of any delay in the completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond LESSOR'S control. If all or substantially all of said PREMISES or the BUILDING are made unfit for occupancy by fire or other casualty, acts of God or other cause, LESSOR may elect (a) to terminate this LEASE as of the date when said PREMISES or the BUILDING are so made unfit for occupancy, by written notice to LESSEE within 90 days after the date, or (b) to repair, restore or rehabilitate said PREMISES or the BUILDING at LESSOR'S expense within 180 days after LESSOR is enabled to take possession of the damaged PREMISES and undertake reconstruction or repairs; and if LESSOR elects so to repair, restore or rehabilitate said PREMISES or the BUILDING, this LEASE shall not terminate, but rent shall be abated on a per diem basis proportionate to the extent and for the period that said PREMISES are unfit for occupancy. In the event LESSOR shall proceed under
(b) above and shall not substantially complete the work within said 180 day period (excluding from said period loss of time resulting from delays beyond the reasonable control of LESSOR) either LESSOR or LESSEE may then terminate this LEASE, as of the date when said PREMISES or the BUILDING were so made unfit for occupancy, by written notice to the other not later than 10 days after the expiration of said 180 day period, computed as herein provided. Except as expressly provided in this ARTICLE, LESSEE shall not have any rights to terminate this LEASE on account of any damage or destruction to said PREMISES. In the event of termination of this LEASE pursuant to this ARTICLE, rent shall be apportioned on a per diem basis to and including the effective date of such termination.

                          ARTICLE 21 - RESERVED RIGHTS

Section 21.1 - CHANGES BY LESSOR. The LESSOR reserves the right to make any alteration to the BUILDING, the PREMISES, the fixtures and equipment thereof, the street entrances, doors, halls, corridors, passages, elevators, stairways or other facilities which the LESSOR may deem necessary, if reasonable under the circumstances.

Section 21.2 - CHANGE IN BUILDING ADDRESS. The LESSOR reserves the right without liability to LESSEE to change the name or street address of the BUILDING or the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the BUILDING.

Section 21.3 - ENTRY BY LESSOR. The LESSOR reserves the right to enter the PREMISES at any reasonable times by pass key (a) for the making of inspections, repairs, alterations, improvements or additions of or to the PREMISES or the BUILDING as LESSOR may deem necessary or desirable; (b) to exhibit the PREMISES to others; (c) for any purpose whatsoever related to the safety, protection, preservation or improvements of the PREMISES of the BUILDING or of the LESSOR'S interest; (d) in order to provide the services set forth in ARTICLE 8 hereof. Any such entering shall be done with a minimum of interruption to the LESSEE and the conduct of the business or undertakings by the LESSEE in the PREMISES.

Section 21.4 - USE OF CONTRACTORS. The LESSOR reserves the right to designate all sources furnishing sign painting, lettering, vending machines, towel or toilet supplies, or other similar services required in said PREMISES.

Section 21.5 - SIGNS. LESSEE shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the inside or outside of the PREMISES, except of such color, size and style and in such locations as shall be designated by LESSOR. LESSEE, upon request of LESSOR, shall immediately remove any sign, advertisement, notice or other display which LESSEE has placed or permitted to be placed on any part of the inside or outside of the PREMISES, which, in the opinion of LESSOR, is objectionable, offensive or not in good taste, and if LESSEE shall fail so to do, LESSOR may enter the PREMISES and remove the same at the expense of LESSEE.

                        ARTICLE 22 - ACCESS TO BUILDING

LESSEE, for LESSEE and for LESSEE'S agents, employees, visitors, licensees, and invitees, agrees that all such persons desiring to enter or leave the BUILDING at other than normal business hours, shall use such entrances or exits as may be designated by LESSOR, and shall comply with BUILDING security regulations established from time to time by LESSOR, so as to establish the right of such persons to enter or to leave the BUILDING. The provisions of this ARTICLE shall not require the LESSOR to keep the BUILDING open other than during normal business hours.

                      ARTICLE 23 - RELOCATION OF PREMISES
                    (This Article is intentionally deleted.)

                           ARTICLE 24 - COMMON AREAS

LESSEE and LESSEE'S agents, employees, licensees, and invitees shall have the right to use, in common with LESSOR and LESSOR'S tenants and the agents, employees, licensees and invitees of each, the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, passenger and freight elevators, public toilets and other public areas of the BUILDING subject, however, to applicable BUILDING rules, regulations and security measures; and LESSEE and LESSEE'S agents, employees, licensees and invitees shall not obstruct or litter, or use for storage (temporary or otherwise) or for the display of merchandise or services, or for any purpose other than the intended and normal purpose, any of said public sidewalks, entrances, lobbies, vestibules, stairways, corridors, passenger and freight elevators, public toilets and other public areas of said BUILDING; and no floor mats or runners shall be placed by LESSEE in any BUILDING corridor, lobby or vestibule. Notwithstanding the foregoing, LESSOR shall be free to change, reduce, enlarge or alter any of the Common Areas, all in LESSOR'S sole discretion.

                             ARTICLE 25 - NO WAIVER

Section 25.1 - RECEIPT OF FUNDS. No receipt of money by LESSOR from LESSEE with knowledge of the breach of any covenants of the LEASE, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of said PREMISES shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term of this LEASE or affect any such notice, demand or suit.

Section 25.2 - DELAYS. No delay on the part of LESSOR in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or further, exercise thereof or the exercise or any other right, power or privilege.

Section 25.3 - THIRD PARTY ACTS. No act done or thing said by LESSOR or LESSOR'S agents or employees shall constitute a cancellation, termination or modification of this LEASE, or a waiver of any covenant, agreement or condition hereof, nor relieve LESSEE from LESSEE'S obligation to pay the rents reserved or other charges to be paid hereunder. Any waiver or release by LESSOR and any cancellation, termination or modification of this LEASE must be in writing signed by LESSOR.

                         ARTICLE 26 - LESSOR'S REMEDIES

Section 26.1 - BANKRUPTCY. This LEASE and term hereby granted is subject to the limitation that if any voluntary or involuntary petition or similar pleading under any Act of Congress relating to bankruptcy shall be filed by or against LESSEE or if any voluntary proceedings in any court or tribunal shall be instituted by or against LESSEE to declare LESSEE insolvent or unable to pay LESSEE'S debts, then and in any such event LESSOR may, if LESSOR so elects, with or without entry or other action by LESSOR, forthwith terminate this LEASE, and, notwithstanding any other provisions of this LEASE, LESSOR shall forthwith upon such termination file for any and all damages pursuant to the Bankruptcy Act.

Section 26.2 - DEFAULT CONDITIONS OF LIMITATIONS. If the LESSEE is in default in the payment of rent when due, or within ten (10) days thereafter or fails to pay LESSOR'S charges for water, electrical or other services within ten (10) days after rendition of statement, or is in default of the prompt or full performance of any other provisions of this LEASE after thirty (30) days written notice sent to the LESSEE by the LESSOR, or if the leasehold interest of the LESSEE be levied upon under execution or be attached, or if the LESSEE makes an assignment for the benefit of creditors, or if a receiver be appointed by or for the LESSEE, or if the LESSEE abandons the PREMISES, then and in any such event the LESSOR may, if the LESSOR so elects, with or without notice of such election, except as herein provided, with or without demand, (a) cease to provide any or all services to LESSEE hereunder or (b) forthwith terminate this LEASE and the LESSEE'S right to possession of the PREMISES; provided, however, that if the LESSOR has notified the LESSEE to cure defaults under the thirty day notice as above provided and the curing of such defaults cannot be effected within said thirty day period but has been commenced during said thirty day period, and provided that once begun the LESSEE proceeds without delay beyond his control to complete the necessary work to cure said defaults, then the LESSOR shall not exercise the rights otherwise contained in this Section.

Section 26.3 - DAMAGES. If the LESSEE abandons the PREMISES or if the LESSOR elects to terminate the LESSEE'S right to possession only without terminating the LEASE as above provided, the LESSOR may remove from the PREMISES any and all property found therein and such repossession shall not release the LESSEE from LESSEE'S obligation to pay the rent herein reserved in addition to any damages as hereinafter provided. After any such repossession by LESSOR without termination of the LEASE, the LESSOR may, but need not, relet the PREMISES or any part thereof to any person, firm, or corporation and for such time and upon such terms as the LESSOR in the LESSOR'S sole discretion may determine including letting the same for a period after the expiration of this LEASE, and the LESSOR may make repairs, alterations, and additions by and to the PREMISES and redecorate the same to the extent deemed by the LESSOR necessary or desirable, and the LESSEE, upon demand in writing, shall pay the cost thereof together with the LESSOR'S expenses or reletting, including commissions relative thereto. If the rents collected by the LESSOR upon any such reletting are not sufficient to pay monthly the full amount of the rent reserved herein, together with the costs of such repairs, alterations, additions, redecorating and expenses, the LESSEE shall pay to the LESSOR the amount of each monthly deficiency upon demand in writing. LESSEE shall be obligated to pay to LESSOR any and all costs expended by LESSOR in connection with LESSEE'S default together with interest thereon at the maximum legally allowable contract rate of interest to which a party can agree in addition to any legal fees incurred.

Section 26.4 - ABANDONED PROPERTY. Any and all property which may be removed from the PREMISES by the LESSOR in accordance with the terms of this LEASE, may be handled, removed, stored or otherwise disposed of by the LESSOR at the risk and expense of the LESSEE, the LESSOR, in no event shall be responsible for the preservation or safekeeping thereof. The LESSEE shall pay to the LESSOR, upon demand in writing, any and all expenses incurred with such removal and all storage charges against such property so long as the same shall be in the LESSOR'S possession or under the LESSOR'S control. If any property shall remain in the PREMISES or in the possession of the LESSOR and shall not be retaken by the LESSEE within a period of ten (10) days from and after the time when the PREMISES are either abandoned by the LESSEE or repossessed by the LESSOR under the terms of this LEASE, said property shall conclusively be deemed to have been forever abandoned by the LESSEE.

Section 26.5 - LESSOR'S LIEN. LESSOR and LESSEE agree that all of the goods, chattels, trade fixtures and other personal property belonging to LESSEE which are or may be put into said PREMISES during said term, whether exempt or not from sale under execution or attachment, shall at all times be bound with a lien in favor or LESSOR and shall be chargeable for all rents hereunder and to the fulfillment of the other covenants and agreements of LESSEE herein contained. In the event of any default of LESSEE hereunder, LESSOR shall have the right to sell all or any part of said property at public or private sale, without giving notice to LESSEE or any notice of sale, all notices required by statute or otherwise being hereby expressly waived, and to apply the proceeds of such sale, first, to the payment of all costs and expenses of conducting the sale and/or caring for or storing said property; second, toward the payment of any indebtedness which may be or may become due from LESSEE to lessor; and, third, to pay to LESSEE on demand in writing any surplus remaining after all indebtedness of LESSEE to LESSOR has been fully paid.

Section 26.6 - ACTION FOR BREACH. At the sole option of the LESSOR, any violation, failure to perform, or breach of any of the ARTICLES or Sections of this LEASE by the LESSEE, or by any assignee, sub-tenant or other occupant, may be treated by the LESSOR as giving rise to a cause of action for damages, or as a forfeiture, or both.

                           ARTICLE 27 - CONDEMNATION

If a whole or a substantial part of the BUILDING containing the PREMISES shall be taken for any public or quasi-public use by right of any statute or by right of eminent domain or by any governmental authority vested with the power of eminent domain, then when possession shall be taken thereunder of the PREMISES or any part thereof, the term herein and all rights of the LESSEE hereunder shall immediately cease and terminate and the rent shall be adjusted as of the time of such termination. Any award for the taking of all or any part of the PREMISES under the power of eminent domain, or any payment made under the threat of the exercise of such power, shall be the sole property of the LESSOR. In no event whatsoever shall LESSEE have any claim against LESSOR by reason of any appropriation, condemnation or taking of the whole or any part of said PREMISES or of said BUILDING, nor shall LESSEE have any claim to the amount, or any portion thereof, that may be awarded as damages or paid as a result of such appropriation and taking. LESSEE hereby assigns to LESSOR all of LESSEE'S right, title and interest in and to any and all amounts awarded or paid by reason of such appropriation, condemnation and taking. Notwithstanding anything contained herein to the contrary, Lessee shall have the right to make a separate, independent claim against any condemning authority for any loss or damage suffered by Lessee as a result of any such condemnation, provided such separate claim does not reduce Lessor's claim.

                      ARTICLE 28 - SUBORDINATION OF LEASE

This LEASE shall be subordinate to any mortgage or mortgages which are now or may be hereafter placed upon the BUILDING and/or Land of which said PREMISES are a part. In the event any proceedings are brought for the foreclosure of any such mortgage, LESSEE covenants that it will, to the extend of the LESSOR'S interest affected by such foreclosure, attorn to the purchaser upon any such foreclosure sale and recognize such purchaser's interest as LESSOR under this LEASE. LESSEE agrees to execute and deliver at any time and from time to time, upon the request of LESSOR or of any such holder, any instrument which, in the sole judgment of LESSOR, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. LESSEE hereby appoints LESSOR and the holder of such mortgage or either of them, the attorney-in-fact, irrevocably, of LESSEE to execute and deliver for and on behalf of LESSEE any such instrument. LESSEE further waives the provisions of any statute or rule of all, now or hereafter in effect, which may give or purport to give LESSEE any right or election to terminate or otherwise adversely affect this LEASE and the obligation of LESSEE hereunder in the event any such foreclosure proceeding is brought, and agrees that this LEASE shall not be affected in any way whatsoever by any such foreclosure proceeding.

                          ARTICLE 29 - SALE BY LESSOR

In the event of sale or conveyance by LESSOR of the BUILDING containing the PREMISES, the same shall operate to release LESSOR from any future liability upon any of the ARTICLES or Sections herein contained in favor of LESSEE, and in such event, LESSEE agrees to look solely to the successor in interest of LESSOR in and to this LEASE for the observance or performance of any such covenants or conditions. Any security deposit given by LESSEE to secure the faithful performance of or any of the covenants of this LEASE on the part of LESSEE, LESSOR may transfer and/or deliver to the Purchaser and/or grantee of the BUILDING, and thereupon LESSOR shall be discharged from any further liability therefor.

                  ARTICLE 30 - COVENANTS RUNNING WITH THE LAND

The ARTICLES and Sections of this LEASE shall be covenants running with the land, with the estate created hereby and shall be binding upon and inure to the benefit of the LESSOR, the LESSOR'S heirs, personal representatives, successors and assigns, and to LESSEE and the LESSEE'S respective heirs, personal representatives, successors and assigns, and wherever in this LEASE the singular is used, it shall include the plural as the context and meaning so require, and wherever any gender is used it shall include every other gender where the context and meaning so require; provided, however, that this LEASE shall be binding upon the LESSOR'S heirs, personal representatives, successors and assigns in and for such period only as said LESSOR and the LESSOR'S heirs, personal representatives, successors and assigns respectively shall be the record owners of the herein PREMISES.

                              ARTICLE 31 - NOTICES

In every instance where it shall be necessary or desirable for the LESSOR to serve any notice or demand upon the LESSEE, such notice or demand shall be deemed sufficiently given or made if, in writing, and sent by certified mail addressed to the LESSEE at the BUILDING of which these PREMISES are a part or left at said PREMISES addressed to LESSEE, and the time of the making or giving of such notice or demand shall be deemed to be the time when the same is delivered to LESSEE, mailed, or left at the PREMISES as herein provided, any notice by LESSEE to LESSOR must be served by certified mail, addressed to the LESSOR at the address where the last previous rental hereunder was paid.

                           ARTICLE 32 - SEPARABILITY

If any ARTICLE or Section of this LEASE or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this LEASE, or the application of such ARTICLES or Section other than those as to which it is held invalid or enforceable, shall not be affected thereby and each ARTICLE or Section of this LEASE shall be valid and be enforced to the fullest permitted by law.

         ARTICLE 33 - INCORPORATION OF PRIOR AGREEMENTS AND AMENDMENTS

This LEASE contains all agreements of the parties with respect to any matter referred to herein. No prior agreement or understanding pertaining to any such matter shall be effective. This LEASE may be modified in writing only, signed by the parties in interest at the time of application.

                             ARTICLE 34 - RECORDING

If either of the parties hereto desire to record this LEASE, LESSOR and LESSEE agree to execute a Memorandum of this LEASE, which Memorandum of Lease may then be recorded in the office of the county Recorder at Dallas County, Texas. Upon written request of LESSOR, LESSEE will at any time and from time to time execute with LESSOR such forms of security agreement and financing statements for filing as in the opinion of counsel for LESSOR is reasonably necessary to protect the rights, priorities and liens of LESSOR hereunder.

                          ARTICLE 35 - QUIET ENJOYMENT

If Lessee shall (a) pay the rent reserved, the charges for services stipulated herein and other amounts to be paid by LESSEE to LESSOR, and (b) well and faithfully keep, perform and observe all of the covenants, agreements and conditions herein stipulated to be kept, performed and observed by LESSEE, LESSEE shall at all times during the term of this LEASE have the peaceable and quiet enjoyment of said PREMISES without hindrance of LESSOR or any person lawfully claiming under LESSOR, subject, however, to the terms of this LEASE and any mortgage provided for hereinabove.

                     ARTICLE 36 - THE RULES AND REGULATIONS

A copy of the Rules and Regulations is attached hereto as Exhibit "E" and made a part hereof as fully as though herein rewritten. LESSEE grants to LESSOR the right to make such change therein from time to time as in LESSOR'S judgment may be necessary for the best interest, safety, care and cleanliness of the PREMISES, the BUILDING, parking area and driveways, and for the preservation of good order therein. LESSEE agrees to comply with and abide by all such rules and regulations including amendments thereof. Nothing in this LEASE contained shall be construed to impose upon LESSOR any duty or obligation to enforce the Rules and Regulations in any other lease as against any other tenant, and LESSOR shall not be liable to LESSEE for violation of the same by any other tenant or the agents, employees, licensees or invites of such other tenant.

                              ARTICLE 37 - BROKER

LESSEE represents and warrants to LESSOR that it has authorized Bennett Litwin of Litwin & Co. to negotiate with the LESSOR this LEASE to the LESSEE of the above described PREMISES or the BUILDING thereon. LESSEE acknowledges that LESSOR has an Exclusive Agency Agreement with William Roth Company and that LESSOR has agreed to pay William Roth Company a commission in connection with this Lease as provided for in said Exclusive Agency Agreement.

                         ARTICLE 38 - ARTICLE HEADINGS
The ARTICLE headings appearing in this LEASE are inserted only as a matter of convenience and for reference purposes, and in no way define, limit or describe the scope and intent of this LEASE, or any ARTICLE hereof, nor in any way affect it.

                         ARTICLE 39 - ENTIRE AGREEMENT

This LEASE contains the entire agreement between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by said parties or their respective successors in interest.

                      ARTICLE 40 - REPRESENTATIVE CAPACITY

This LEASE is offered to LESSEE by LESSOR subject to the Project Owner's acceptance and approval. In the absence of fraud, no person, firm or corporation, or their heirs, personal representative, successors and assigns, respectively thereof, executing this LEASE as agent, administrator, executor, trustee, or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

                        ARTICLE 41 - EXCULPATION ARTICLE

CLEVETRUST REALTY INVESTORS, the Project Owner, is a Massachusetts business trust governed by the terms of a Second Amended and Restated Declaration of Trust dated as of February 21, 1992, as amended. No obligation of the Trust is personally binding upon, nor shall resort be had to the private property of, any of the trustees, shareholders, officers, employees or agents of the Trust, but the herein described PROJECT only shall be bound.

                      ARTICLE 42 - SUCCESSORS AND ASSIGNS

The covenants, agreements and conditions contained in this LEASE shall bind and inure to the benefit of LESSOR and LESSEE and their respective heirs, legal representatives, successors, and assigns, subject, at all times, nevertheless, to all restrictions herein contained with respect to the assignment of LESSEE'S interest in this LEASE.

                          ARTICLE 43 - APPLICABLE LAW

This LEASE shall be construed and enforced in accordance with the laws of the State of Texas.

                         ARTICLE 44 - NOTICE TO VACATE

A written notice of intent to vacate is required ninety (90) days in advance of the expiration of this LEASE.

                         ARTICLE 45 - OTHER PROVISIONS

Notwithstanding anything to the contrary contained herein, LESSEE acknowledges that LESSOR makes no warranties either expressed or implied in connection with this Lease, including but not limited to, warranties of fitness for a particular purpose or of habitability or suitability of the Premises. This Lease is an enforceable, legally binding agreement. The real estate Brokers involved in the negotiation cannot give legal advice. The parties to this Lease acknowledge that they have been advised by the Brokers to have this Lease reviewed by competent legal counsel of their choice before signing this Lease. By executing this Lease, Lessor and Lessee each agree to the provisions, terms, covenants and conditions contained herein.

The following Addendum and Exhibits are a part of this LEASE:         Addendum      Exhibit "A" - Floor Plan
Exhibit "B"-Rent Escalation Rider      Exhibit "C" - Work Letter      Exhibit "D" - Special Specifications
Exhibit "E" - Rules and Regulations

IN WITNESS WHEREOF: LESSEE and LESSOR have respectively executed triplicate counterparts of this LEASE AGREEMENT as of the day and year first above written.

LESSOR:

CLEVETRUST REALTY INVESTORS, A               WITNESS, as to LESSOR;
Massachusetts business trust
                                             ------------------------------
By /s/ [SIG]
  ------------------------------------       ------------------------------
                     Title

LESSEE:                                      WITNESSES, as to LESSEE;

                                             ------------------------------
By /s/ ROBERT F. HOLMES VP, Operations
  ------------------------------------       ------------------------------
                     Title

                          ADDENDUM TO LEASE AGREEMENT
                                 BY AND BETWEEN
                     CLEVETRUST REALTY INVESTORS, AS LESSOR
                                      AND
                          EDIFY CORPORATION, AS LESSEE



1. ANNUAL BASE RENT. Lessee covenants and agrees to pay to Lessor as Annual Base Rent for said Premises, without demand or notice, the following sums throughout the term of this Lease as set forth below:


              Period                     Period Base Rent   Monthly Installment
              ------                     ----------------   -------------------
October 1, 1996 - September 30, 1997        $49,320.00           $4,110.00
October 1, 1997 - September 30, 1998        $51,432.00           $4,286.00
October 1, 1998 - September 30, 1999        $53,556.00           $4,463.00
October 1, 1999 - September 30, 2000        $55,668.00           $4,639.00


2. RENEWAL OPTION. If, and only if, on the Expiration Date and on the date Lessee notifies Lessor of its intention to renew the term of this Lease by written notice at least six (6) months prior to the Expiration Date, (i) Lessee is not in default under this Lease, (ii) Lessee then occupies and the Premises then consist of at least 4,233 rentable square feet and (iii) this Lease is in full force and effect, then Lessee, but not any assignee or subtenant of Lessee, shall have and may exercise an option to renew this Lease for one (1) additional term of three (3) years (the "Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal and (y) the rental for the Renewal Term shall be the "Renewal Rental Rate", but in no event will the Annual Base Rent be less than the Annual Base Rent for the last twelve (12) calendar months of the initial term of the Lease. The Renewal Rental Rate is hereby defined to mean the then prevailing rents (including, without limitation, those similar to the Annual Base Rental and Additional Rent) for properties of equivalent size, quality, utility and location, with the length of the lease term and credit standing of the lessee to be taken into account.

3. ACCESS CARDS. Lessee shall be allowed ten (10) building access cards at no charge during the term of this Lease. Additional cards are available at a cost of $10.00 per card upon move-in, nonrefundable. Lost or replacement cards, thereafter, are available at a charge of $25.00 per card, nonrefundable.

4. PARKING. Lessee shall be allowed three (3) covered parking spaces at no charge during the term of this Lease.

                                  EXHIBIT "A"

                                   FLOOR PLAN




                              [MAP OF FLOOR PLAN]

                                  EXHIBIT "B"
                             RENT ESCALATION RIDER


As used in this Lease, the following terms shall have the following respective meanings:

(a) "Annual Base Rent" - The minimum annual rent to be paid by LESSEE to LESSOR pursuant to the provisions of ARTICLE 2.

(b) "Adjusted Annual Rent" - The Annual Base Rent as hereinafter increased or decreased in accordance with the provisions hereof, but in no event less than the minimum Annual Base Rent.

(c) "Operating Expenses" - All expenses incurred in any calendar year during the term of this LEASE, with respect to the operation, management and maintenance of the BUILDING and the parking area in accordance with accepted principles of sound management and accounting practices as applied to the operation maintenance of first class office buildings, including without limitation thereof, cost of janitorial service, cleaning service, cleaning materials, equipment, the cost of leasing necessary equipment, supplies, salaries (wages and fringe benefits, including workmen's compensation, disability benefits, insurance payroll taxes, and welfare benefits), and other personal costs of engineers, superintendents, watchmen, building managers, and other building employees, utilities (other than those billed directly to tenants), heating, air conditioning, repairs and maintenance, insurance (fire and extended coverage, liability, boiler, property damage, glass, rental and other necessary and appropriate) expenses for elevator maintenance, mechanical equipment, maintenance, window washing, legal, accounting, and arbitration expenses, management fees, landscaping, rubbish removal, maintenance of parking areas, removal of snow and ice, the lighting, policing, lining and repair of parking areas and sidewalks, personal or tangible taxes, if any, and other services, but shall not include:

     (i) cost of any capital improvements made after the commencement of the term which are not for the general benefit of tenants of the BUILDING except that in the case of the installation of a substantial labor or cost saving device or operation, Operating Expenses in each year shall include the expense thereof amortized over a reasonable number of years.

     (ii) expenses for painting, redecorating, or other work performed for other tenants in the BUILDING other than painting, redecorating and other work which is standard for the BUILDING.

     (iii) expenses for repairs and other work occasioned by fire, windstorm or other insurable casualty;

     (iv) expenses incurred in leasing or procuring new tenants including lease commissions, advertising expenses and expenses of renovating space for new tenants;

     (v) legal expenses incurred in enforcing the terms of any lease;

     (vi) except as provided above, interest or amortization payment of any mortgages;

     (vii) wages, salaries, or other compensation paid for clerks or attendants in concessions or newsstands operated by LESSOR.

(d) "Taxes" - The taxes and assessments, special or otherwise and sewer charges, if any, including expenses incurred in connection with disputing or contesting the amounts thereof, levied or assessed for any calendar year (regardless as to when said taxes are to be paid), or partial year, upon or with respect to the BUILDING and the land upon which it is located by Federal, State or Municipal government. Should any governmental authority having jurisdiction hereafter impose a tax and assessment, or either (other than an income tax or a franchise tax), upon or against the Annual Base Rent payable hereunder or on the privilege of renting, leasing or letting real property, either in substitution for, or in lieu of, the taxes and assessments now levied or assessed against said land and the BUILDING, or in addition thereto, such tax and assessment, or either, shall be deemed to constitute a tax and assessment, or either, against said land and the BUILDING for the purposes of this sub-paragraph (d). Any increase in such tax and

                                  EXHIBIT "B"

                             RENT ESCALATION RIDER



(CONTINUED)



assessments attributable to new additions made after the commencement of the term which are not for the general benefit of tenants of the BUILDING shall be excluded.

COMPUTATION OF RENTAL ADJUSTMENTS. The Annual Base Rent shall be adjusted commencing with the first year of the LEASE term and for each subsequent year of the LEASE term in the event that the Operating Expenses and Taxes (as defined above) of LESSOR for the BUILDING, including any parking area serving the BUILDING, shall in any calendar year during the term of this LEASE, exceed the sum of actual expenses for calendar year 1996 per square foot.

The adjustment for the period when the first LEASE year begins to the end of said calendar year shall be paid in a lump sum within sixty (60) days of notice to LESSEE of such amount, and commencing at the beginning of the next calendar year monthly estimated payments shall be made.

Thereafter, for each subsequent calendar year, LESSOR shall make an estimate of the Operating Expenses and Taxes for the next calendar year and the monthly installments of the Annual Base Rent for the next succeeding calendar year shall be adjusted to the extent necessary to pay an estimate Adjusted Annual Rent in equal monthly installments commencing with the next due monthly rental installment.

During each subsequent calendar year, the LESSOR shall calculate the actual Operating Expenses and Taxes for the previous calendar year and furnish LESSEE with a statement setting forth the total sum due LESSOR or LESSEE, respectively, and such difference, if any, shall be paid by the LESSOR or LESSEE, respectively, in a lump sum payment within sixty (60) days of notice to LESSEE of such difference.

      (a) For any fractional portion of a calendar year at the termination of this LEASE, any overpayment or underpayment shall be settled and accounted for in the same manner as at the end of a full calendar year and shall be based on the calendar year Operating Expenses and Taxes to date.

      (b) LESSOR shall keep and make available to LESSEE, at its corporate offices, for a period of twelve (12) months after the statement above referred to is rendered to LESSEE, records in reasonable detail of Taxes and Operating Expenses for the period covered by such statement and shall permit LESSEE and the representatives of LESSEE at LESSOR's expense to examine and audit such statements and records at any reasonable time during business hours. IF LESSEE shall dispute any item or items included by LESSOR in determining Taxes or Operating expenses, and such dispute is not amicably settled between LESSOR and LESSEE within thirty (30) days after such statement has been rendered, either party may, during the twenty (20) days next following the expiration of said thirty (30) day period, notify the other of the election to arbitrate said dispute and may then refer such disputed item or items or computation to a reputable firm of independent certified public accountants reasonably selected by LESSOR for decision of such firm shall be conclusive and binding upon LESSOR and LESSEE. The expense involved in such determination shall be borne by the party against whom a decision is rendered by said accountants provided that when the decision of the arbitrator is party against each party the arbitrator shall equitably apportion the expense of the decision between the parties. If LESSEE shall not dispute any item or items of any such statement within thirty
(30) days after such statement has been rendered, LESSEE shall be deemed to have approved such statement.

                                  EXHIBIT "C"
                                  WORK LETTER

Development:    OFFICE ALPHA - 13140 COIT ROAD     Suite No.:        310
               ----------------------------------             ------------------
                                                                   4,233
               ----------------------------------  Sq.Ft.:   ------------------
Requested By:                                                    8/26/96
               ----------------------------------  Date:      ------------------

=============================================================================================================================
    ITEM                    DESCRIPTION OF WORK/MATERIALS                          QUANTITY       UNIT COST       TOTAL COST
=============================================================================================================================
CARPET                      Partial replacement                                                                     $2,876.25
-----------------------------------------------------------------------------------------------------------------------------
Paint                       Repaint throughout                                                                      $3,096.90

-----------------------------------------------------------------------------------------------------------------------------
Wallcovering                                                                                                           $0.00

-----------------------------------------------------------------------------------------------------------------------------
Lighting Fixtures                                                                                                   $1,350.00

-----------------------------------------------------------------------------------------------------------------------------
Electrical Fixtures                                                                                                 $1,080.00

-----------------------------------------------------------------------------------------------------------------------------
Tile - ceiling                                                                                                       $360.00

-----------------------------------------------------------------------------------------------------------------------------
Partitions                  Demo and new construction                                                               $1,868.50

-----------------------------------------------------------------------------------------------------------------------------
Doors                       Doors, labor, stops and hardware                                                        $2,271.50
                            (including touch-up of existing)
-----------------------------------------------------------------------------------------------------------------------------
Cleaning                    Trash removal and final clean                                                             $250.00

-----------------------------------------------------------------------------------------------------------------------------
Mill-work &                 Incl. cabinetry and phone board                                                         $1,450.00
shelving
-----------------------------------------------------------------------------------------------------------------------------
Plumbing & HVAC                                                                                                     $2,800.00

-----------------------------------------------------------------------------------------------------------------------------
Mini-blinds                                                                                                           $245.00

-----------------------------------------------------------------------------------------------------------------------------
Coordination &                                                                                                        $565.00
Labor
-----------------------------------------------------------------------------------------------------------------------------
Sidelight                                                                                                             $400.00

-----------------------------------------------------------------------------------------------------------------------------
Other                       Insurance, fee, permit and sales tax                                                    $3,348.97

-----------------------------------------------------------------------------------------------------------------------------
LESSEE HEREBY REQUESTS LESSOR TO PERFORM THE ABOVE                                 ESTIMATED COST                  $21,962.12
DESCRIBED WORK                                                                                                ---------------
                                                                                   EST. LESSEE COST                     $0.00
                                                                                                              ---------------
                                                                                   LESSOR COST                     $21,962.12
                                                                                   ------------------------------------------
                                                                                               FOR LESSOR'S USE ONLY
                                                                                   ------------------------------------------
                                                                                    Rent per sf
APPROVED BY:                                                                                                 ----------------
            ------------------------------------------------------------------
                                                                                    Finish costs per sf                 $5.19
TITLE:                                                                                                       ----------------
            ------------------------------------------------------------------
                                                                                    Effective Rent per sf
                                                                                                             ----------------
DATE:
-----------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "D"

                             SPECIAL SPECIFICATIONS

The construction of the Premises shall conform to the floorplan attached hereto and instructions set forth below. Notwithstanding anything contained in Article
6.2 to the contrary, the cost of these Special Specifications is already reflected in the Work Letter included with this Lease as Exhibit "C" and shall be borne by Lessor. The cost of any further changes to the Special Specifications attached hereto shall thereafter be handled in the manner set forth in Article 6.2.

 1   Remove one door to hallway and fill-in with wall.

 2 Remove interior partitions to make one large room. New carpet in this large room.

 3   Add door as noted.

 4   Demo wall partitioning suites.

 5   Install opening between suites as noted.

 6   Remove one door to hallway and fill-in with wall.

 7   Replace existing with new carpet.

 8   Install door as noted.

 9 Demo existing walls. Patch carpet with reusable material from area marked with number 2.

10 Install plumbing and kitchen cabinetry (8' upper and lower cabinetry) as noted. Allow room for under-the-counter refrigerator. Install water lines for icemaker and coffeemaker.

11 Re-paint suite with color to be selected by Lessee from management office selections.

12   Mini-blinds for all offices and interior glass walls.

13 Clean remaining, existing carpet in all areas other than those marked by numbers 2 and 7.

14   Create closet with door and shelving.

                                  EXHIBIT "D"

                             SPECIAL SPECIFICATIONS

                                  (continued)






                      [DIAGRAM OF SPECIAL SPECIFICATIONS]

                                  EXHIBIT "E"

                             RULES AND REGULATIONS

1. Nothing shall be affixed to or projected beyond the outside of the BUILDING by LESSEE without the prior written consent of LESSOR.

2. Unless expressly permitted by LESSOR, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the BUILDING, except on the glass or panels of the doors of the PREMISES, and then only of subject matter and such color, size, style and material as shall conform to the specification of LESSOR. LESSOR reserves the right to remove all other signs or lettering, without notice to LESSEE, at the expense of LESSEE.

3. No show cases or other articles shall be affixed to any part of the exterior of the building, nor placed in halls, corridors, or vestibules without the prior written consent of LESSOR.

4. Any newspaper, magazine or other advertising done from said PREMISES, or referring to said PREMISES or the BUILDING, which in the opinion of LESSOR is objectionable, shall be immediately discontinued upon notice from LESSOR.

5. Unless expressly permitted by LESSOR, no bicycle or other vehicle and no animal or bird shall be brought or permitted to be in the BUILDING or any part thereof.

6. Unless expressly permitted by LESSOR, all doors to said PREMISES are to be kept closed at all times except when in actual use for entrance to or exit from said PREMISES. LESSEE shall be responsible for the locking of doors and the closing of transoms and windows in and to said PREMISES. LESSEE shall be responsible for any damage or loss resulting from violation of this rule.

7. Unless LESSOR gives prior written consent in each and every instance, LESSEE shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air conditioning apparatus in or about said PREMISES, or carry on any mechanical business therein. If consent is given, all equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent vibration, noise, or annoyance, or the spillage of leakage of fluids, oils or grease on the floors of said PREMISES.

8. Moving or delivery of furniture, trade fixtures and equipment, and freight by or for LESSEE shall be done at such time and in such manner as may be required by LESSOR. LESSEE shall list with LESSOR any and all furniture, trade fixtures and equipment, and similar articles to be removed from the BUILDING, and the list must be approved at the office of the BUILDING before building employees shall permit any article to be removed. LESSOR reserves the right, but shall not be obligated, to inspect all articles being moved in or out of the BUILDING, and LESSOR shall not be liable to LESSEE or to any other person for loss, or damage to, any furniture, trade fixtures and equipment or other personal property from any cause.

9. Unless expressly permitted by LESSOR, LESSEE shall not place or allow anything to be against or near the glass of partitions or doors of said PREMISES, or be unsightly from halls, corridors, or exterior of the BUILDING.

10. Unless expressly permitted by LESSOR, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by LESSOR shall be made for any door. If more than two keys for one lock are desired by LESSEE, LESSOR shall provide the same upon payment thereafter by LESSEE. LESSEE shall obtain keys from LESSOR only and from no other source. Upon termination of this LEASE or of LESSEE'S possession, LESSEE shall surrender all keys of said PREMISES and shall provide LESSOR with the then current combination for any combination locks on safes, cabinets and vaults.

11. LESSEE shall not make or permit any noise or odor that is objectionable to LESSOR or to other occupants of the BUILDING to emanate from said PREMISES, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the BUILDING, and shall not do any act tending to injure the reputation of the BUILDING. LESSEE shall not install or operate any phonograph, musical instrument, radio or television receiver or similar device in the BUILDING without prior approval of LESSOR. The use thereof, if permitted, shall be subject to control by LESSOR to the end that others shall not be disturbed or annoyed.

12. LESSEE shall not overload any floor. LESSOR may, but shall not be required to, direct the routing and placement of safes and other heavy articles. Safes, furniture and all large articles shall be brought into said PREMISES or removed therefrom at the LESSEE'S sole risk and responsibility.

13. LESSEE shall not place or permit to be placed any article of any kind on the window ledges or elsewhere on the exterior walls.

14. No electrical wires, telegraphs, telegraph call boxes, antennae, aerial wires or other electrical equipment or apparatus shall be installed inside or outside of the BUILDING without the consent of LESSOR.

15. LESSOR reserves the right, but shall not be held obligated, to exclude or eject from the BUILDING any or all solicitors, canvassers or peddlers, and any persons conducting themselves in such manner as, in the sole judgment of LESSOR, constitutes an annoyance to any of the tenants of the BUILDING, or an interference with LESSOR'S operation of the BUILDING, or who are otherwise undesirable.

16. No article hazardous on the account of fire and no explosive shall be brought into said PREMISES or into the BUILDING. The storage and use of all flammable and volatile materials or substances shall be in conformity with applicable law, rules and regulations of all duly constituted public authorities.

17. The PREMISES hereby leased shall not be used for lodging or sleeping purposes or for any immoral or illegal purpose, and no cooking of food shall be done therein.

18. The sidewalks, entrances, passages, courts, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the PREMISES.

19. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the PREMISES, except as specified by LESSOR.

20. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the BUILDING shall not be covered or obstructed by any tenant.

21. The water, wash closets and plumbing fixtures shall not be used for any purposes other than those for which constructed. No sweepings, rubbish, rags or other substances shall be thrown therein. No person shall waste water by tying back or wedging the faucets, or in any other manner. All damage resulting from misuse of fixtures shall be borne by LESSEE who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

22. If any tenant desires telegraphic, telephonic or other electrical connections, LESSOR or its agents will direct the electricians as to where and how the wires may be introduced and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at LESSEE'S expense, and in firm compliance with codes.

23. Except as permitted by LESSOR, LESSEE shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the PREMISES or of the BUILDING. Any defacement, damage or injury caused by TENANT, its agents or employees, shall be at LESSEE'S expense.

24. LESSEE shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the PREMISES without the prior approval of LESSOR, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

25. Unless approved by LESSOR in written form, no space in the BUILDING shall be used for manufacturing.

26. No tenant shall throw anything out of the doors, windows, skylights, or down the passageways, courts, elevator shafts, ventilating ducts or shafts of the BUILDING.

27. The requirements of tenants will be attended to only upon application to the office of the LESSOR. Employees of the LESSOR shall not perform any work or do anything outside of their regular duties, unless under special instructions from the LESSOR.

28. The installation and use of a vending machine in the BUILDING is prohibited without the LESSOR'S consent in writing.

29. LESSEE shall not employ any person or persons other than the janitor of the LESSOR for the purpose of cleaning or taking care of the PREMISES without the consent of LESSOR. LESSOR shall be in no ways responsible to LESSEE for any loss of property from the PREMISES, however occurring, or for any damage done to LESSEE'S furniture or equipment by the janitor or any of his staff or by any other person or persons whomsoever.

30. Any painting or decorating as may be agreed to be done by and at the expense of LESSOR shall be done during regular working hours. Should LESSEE desire such work done on Sunday, holidays or outside of regular working hours, LESSEE shall pay for the extra cost thereof.

31. In case of invasion, mob, riot, public excitement or other commotion, the LESSOR reserves the right to prevent access to the BUILDING during the continuance of same by closing the doors or otherwise, for the safety of the tenants and protection of the property in the BUILDING.

32. Conduit required by Building Department codes and rulings for LESSEE's telephone and other installations in the return air plenum suspended ceiling shall be paid for by the LESSEE.

The LESSOR at all times shall have the right to amend, modify or waive any of the foregoing rules and regulations and to make such other and further rules and regulations as the LESSOR may adopt.

The failure of the LESSOR to seek redress for violation of, or insist upon the strict performance of, any covenant or conditions of this LEASE or any of the rules and regulations set forth above or hereafter adopted by LESSOR, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by LESSOR of rent with knowledge of the breach of any covenant of this LEASE or breach of these rules and regulations shall not be deemed a waiver of such breach. The failure of LESSOR to enforce any of these rules and regulations as set forth above or hereafter adopted against LESSEE and/or any other tenant in the BUILDING shall not be deemed a waiver of any such rules and regulations.

LESSOR shall not be liable to LESSEE for violation of any said rules and regulations or the breach of any covenant or condition in any LEASE by any other tenant in the BUILDING.

No act or thing done or omitted to be done by LESSOR or LESSOR'S agent during the term of the LEASE which is necessary to enforce these rules and regulations shall constitute an eviction by LESSOR nor shall it be deemed an acceptance or surrender of said PREMISES, and no agreement to accept such surrender shall be valid unless in writing signed by LESSOR. No employee of LESSOR or LESSOR's agent shall have any power to accept the keys of said PREMISES prior to the termination of the leasehold agreement. The delivery of keys to any employee of LESSOR or LESSOR's agents shall not operate as a termination of the LEASE or a surrender of the PREMISES. These rules and regulations shall be binding upon heirs, successors, representatives and assigns of the LESSEE.